EXHIBIT 32.1

DOUBLE EAGLE HOLDINGS, LTD. FORM 10-QSB FOR THE QUARTER ENDED DECEMBER 31, 2006
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Pruitt, certify that:

1)	I am President, Chief Executive Officer and Chief Financial Officer of Double Eagle Holdings, Ltd.
2)
Attached to this certification is Form 10-QSB for the quarter ended December 31, 2006, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3)	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, and
•	The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

February 7, 2007	By: /s/ Michael D. Pruitt
Michael D. Pruitt, President
Chief Executive Officer and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Double Eagle Holdings, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.